INVESCO ENERGY FUND                                                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2017
FILE NUMBER:        811-3826
SERIES NO.:         1

72DD.                1   Total income dividends for which record date passed during the period. (000's Omitted)
                         Class A                       $ 5,633
                     2   Dividends for a second class of open-end company shares (000's
                         Omitted)
                         Class B                       $    29
                         Class C                       $   762
                         Class Y                       $   667
                         Investor Class                $ 2,202
                         Class R5                      $   321

73A.                     Payments per share outstanding during the entire current period:
                         (form nnn.nnnn)
                     1   Dividends from net investment income
                         Class A                       $0.3070
                     2   Dividends for a second class of open-end company shares (form
                         nnn.nnnn)
                         Class B                       $0.1224
                         Class C                       $0.1224
                         Class Y                       $0.3773
                         Investor Class                $0.3070
                         Class R5                      $0.4184

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                        16,054
                     2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                         Class B                           154
                         Class C                         5,781
                         Class Y                         2,590
                         Investor Class                  6,523
                         Class R5                          352
                         Class R6                            0

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                       $ 24.54
                     2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                         Class B                       $ 21.50
                         Class C                       $ 20.88
                         Class Y                       $ 24.63
                         Investor Class                $ 24.44
                         Class R5                      $ 25.23
                         Class R6                      $ 25.23

INVESCO GOLD & PRECIOUS METALS FUND                                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2017
FILE NUMBER:        811-3826
SERIES NO.:         2

72DD.                1   Total income dividends for which record date passed during the period. (000's Omitted)
                         Class A                       $12,452
                     2   Dividends for a second class of open-end company shares (000's
                         Omitted)
                         Class B                       $   210
                         Class C                       $ 2,442
                         Class Y                       $ 3,722
                         Investor Class                $ 6,767

73A.                     Payments per share outstanding during the entire current period:
                         (form nnn.nnnn)
                     1   Dividends from net investment income
                         Class A                       $0.3834
                     2   Dividends for a second class of open-end company shares (form
                         nnn.nnnn)
                         Class B                       $0.3315
                         Class C                       $0.3315
                         Class Y                       $0.4009
                         Investor Class                $0.3834

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                        34,905
                     2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                         Class B                           493
                         Class C                         7,518
                         Class Y                        10,790
                         Investor Class                 18,797
                         Class R6                            2

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                       $  4.16
                     2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                         Class B                       $  3.91
                         Class C                       $  4.20
                         Class Y                       $  4.24
                         Investor Class                $  4.19
                         Class R6                      $  4.25

INVESCO TECHNOLOGY FUND                                                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  4/30/2017
FILE NUMBER:        811-3826
SERIES NO.:         6

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                                     7,805
                     2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                         Class B                                        98
                         Class C                                       911
                         Class Y                                       428
                         Investor Class                              9,720
                         Class R5                                        3
                         Class R6                                        0

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                                   $ 39.78
                     2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                         Class B                                   $ 34.26
                         Class C                                   $ 32.84
                         Class Y                                   $ 40.21
                         Investor Class                            $ 39.53
                         Class R5                                  $ 46.14
                         Class R6                                  $ 46.14

INVESCO DIVIDEND INCOME FUND                                                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2017
FILE NUMBER:        811-3826
SERIES NO.:         9

72DD.                1   Total income dividends for which record date passed during the period. (000's Omitted)
                         Class A                        $20,804
                     2   Dividends for a second class of open-end company shares (000's
                         Omitted)
                         Class B                        $    59
                         Class C                        $ 2,641
                         Class Y                        $11,478
                         Investor Class                 $ 1,697
                         Class R5                       $    32
                         Class R6                       $ 1,710

73A.                     Payments per share outstanding during the entire current period:
                         (form nnn.nnnn)
                     1   Dividends from net investment income
                         Class A                        $0.4061
                     2   Dividends for a second class of open-end company shares (form
                         nnn.nnnn)
                         Class B                        $0.2335
                         Class C                        $0.2358
                         Class Y                        $0.4681
                         Investor Class                 $0.4098
                         Class R5                       $0.4767
                         Class R6                       $0.4973

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                         47,745
                     2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                         Class B                            175
                         Class C                         12,829
                         Class Y                         35,561
                         Investor Class                   4,021
                         Class R5                            99
                         Class R6                         3,475

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                        $ 23.96
                     2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                         Class B                        $ 24.03
                         Class C                        $ 24.26
                         Class Y                        $ 24.19
                         Investor Class                 $ 24.18
                         Class R5                       $ 23.97
                         Class R6                       $ 23.98

INVESCO AMERICAN VALUE FUND                                                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2017
FILE NUMBER:        811-3826
SERIES NO.:         10

72DD.                1   Total income dividends for which record date passed during the period. (000's Omitted)
                         Class A                    $ 2,320
                     2   Dividends for a second class of open-end company shares (000's
                         Omitted)
                         Class B                    $    25
                         Class Y                    $ 1,534
                         Class R5                   $   661
                         Class R6                   $ 1,039

73A.                     Payments per share outstanding during the entire current period:
                         (form nnn.nnnn)
                     1   Dividends from net investment income
                         Class A                    $0.0796
                     2   Dividends for a second class of open-end company shares (form
                         nnn.nnnn)
                         Class B                    $0.0796
                         Class Y                    $0.1631
                         Class R5                   $0.2067
                         Class R6                   $0.2387

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                     26,780
                     2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                         Class B                        213
                         Class C                      3,024
                         Class R                      1,227
                         Class Y                      9,681
                         Class R5                     2,229
                         Class R6                     4,263

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                    $ 38.52
                     2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                         Class B                    $ 34.12
                         Class C                    $ 32.44
                         Class R                    $ 38.26
                         Class Y                    $ 38.80
                         Class R5                   $ 38.84
                         Class R6                   $ 38.88

INVESCO COMSTOCK FUND                                                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2017
FILE NUMBER :       811-3826
SERIES NO.:         13

72DD.                1   Total income dividends for which record date passed during the period. (000's Omitted)
                         Class A                    $137,258
                     2   Dividends for a second class of open-end company shares (000's
                         Omitted)
                         Class B                    $  1,215
                         Class C                    $  7,115
                         Class R                    $  6,310
                         Class Y                    $ 73,046
                         Class R5                   $ 19,497
                         Class R6                   $ 16,753

73A.                     Payments per share outstanding during the entire current period:
                         (form nnn.nnnn)
                     1   Dividends from net investment income
                         Class A                    $ 0.4949
                     2   Dividends for a second class of open-end company shares (form
                         nnn.nnnn)
                         Class B                    $ 0.4946
                         Class C                    $ 0.3219
                         Class R                    $ 0.4353
                         Class Y                    $ 0.5542
                         Class R5                   $ 0.5755
                         Class R6                   $ 0.5975

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                     264,296
                     2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                         Class B                       1,658
                         Class C                      21,314
                         Class R                      13,488
                         Class Y                     138,801
                         Class R5                     30,874
                         Class R6                     29,263

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                    $  24.03
                     2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                         Class B                    $  24.02
                         Class C                    $  24.02
                         Class R                    $  24.03
                         Class Y                    $  24.03
                         Class R5                   $  24.02
                         Class R6                   $  24.01

INVESCO TECHNOLOGY SECTOR FUND                                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  4/30/2017
FILE NUMBER:        811-3826
SERIES NO.:         22

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                          3,996
                     2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                         Class B                             20
                         Class C                            459
                         Class Y                            112

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                         $19.53
                     2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                         Class B                         $16.63
                         Class C                         $16.64
                         Class Y                         $20.53

INVESCO MID CAP GROWTH FUND                                                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  4/30/2017
FILE NUMBER:        811-3826
SERIES NO.:         23

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                          59,856
                     2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                         Class B                             779
                         Class C                           4,878
                         Class R                             774
                         Class Y                           3,446
                         Class R5                          2,729
                         Class R6                          1,397

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                         $ 37.12
                     2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                         Class B                         $ 31.05
                         Class C                         $ 28.69
                         Class R                         $ 36.15
                         Class Y                         $ 38.58
                         Class R5                        $ 38.92
                         Class R6                        $ 39.06

INVESCO SMALL CAP VALUE FUND                                                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  4/30/2017
FILE NUMBER:        811-3826
SERIES NO.:         24

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                                  56,280
                     2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                         Class B                                     530
                         Class C                                   6,465
                         Class Y                                  71,710
                         Class R6                                     23

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                                 $ 19.44
                     2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                         Class B                                 $ 15.42
                         Class C                                 $ 14.83
                         Class Y                                 $ 20.15
                         Class R6                                $ 20.16

INVESCO VALUE OPPORTUNITIES FUND                                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2017
FILE NUMBER:        811-3826
SERIES NO.:         26

72DD.                1   Total income dividends for which record date passed during the period. (000's
                         Omitted)
                         Class A                         $ 1,009
                     2   Dividends for a second class of open-end company shares (000's Omitted)
                         Class B                         $    22
                         Class Y                         $   118
                         Class R5                        $    12

73A.                     Payments per share outstanding during the entire current period: (form nnn.nnnn)
                     1   Dividends from net investment income
                         Class A                         $0.0206
                     2   Dividends for a second class of open-end company shares (form nnn.nnnn)
                         Class B                         $0.0206
                         Class Y                         $0.0550
                         Class R5                        $0.0768

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                          47,785
                     2   Number of shares outstanding of a second class of open-end company shares (000's
                         Omitted)
                         Class B                             656
                         Class C                           6,372
                         Class R                           1,052
                         Class Y                           3,425
                         Class R5                            182
                         Class R6                              1

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                         $ 13.50
                     2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                         Class B                         $ 13.27
                         Class C                         $ 12.96
                         Class R                         $ 13.43
                         Class Y                         $ 13.46
                         Class R5                        $ 13.50
                         Class R6                        $ 13.50